AGREEMENT FOR PURCHASE AND SALE OF INTEREST IN AIRCRAFT This Agreement for Purchase and Sale of Interest in Aircraft, effective as of December 31, 2018 (the “Agreement”) is by and between National Education Loan Network, Inc. (“Purchaser”) and Union Financial Services, Inc. (“Seller”). RECITALS WHEREAS, the Purchaser and the Seller own jointly, as tenants in common, that certain Cessna Citation XLS model aircraft, Serial No. 560-5597 U.S. Registration No. N711LV (the “Aircraft”); and WHEREAS, the Seller wishes to sell seventeen and one-half percent (17.5%) of its ownership in the Aircraft (the “Interest”) to the Purchaser, and the Purchaser wishes to purchase the Interest from the Seller, such that, subject to the terms and conditions set forth herein, upon closing of the transactions herein, the parties shall be joint registered owners of the Aircraft, as tenants in common; NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATION 1.1 Definitions As used herein, the following terms shall have the following meanings: “Lien” shall mean any mortgage, lien, pledge, charge, security interest or encumbrance of any kind. “Person” shall mean any individual, corporation, company, voluntary association, partnership, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof). 1.2 Interpretation Unless the context of this Agreement requires otherwise, the following rules of interpretation shall apply to this Agreement: (a) the singular shall include the plural, and the plural shall include the singular; (b) the words “hereof”, “herein”, “hereby”, “hereto” and similar words refer to this entire Agreement and not to any particular Article or Section of this Agreement; and

(c) a reference to any Person shall include such Person’s successors and permitted assigns under any agreement, instrument, contract or other document. ARTICLE II PURCHASE OF INTEREST 2.1 Purchase of Interest Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2.2 below), the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Interest at a price (the “Purchase Price”) equal to the sum of $717,500. 2.2 Closing The consummation of the transactions contemplated by this Agreement (the “Closing”) shall be held on such date as the Purchaser and the Seller may mutually agree. ARTICLE III REPRESENTATIONS AND WARRANTIES 3.1 Mutual Representations. Each party represents and warrants to the other party that: (a) This Agreement has been duly executed and delivered by each party and is the legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights and remedies generally. (b) No consent, approval or authorization of any third party is required for the consummation by each party of the transactions contemplated by this Agreement which has not been received. (c) Neither party has retained or involved any finder or broker in connection with the purchase of the Interest, and has incurred no obligation, contingent or otherwise, for brokerage or finder’s fees or agent’s commissions or other similar payment in connection with the transactions contemplated by this Agreement. 3.2 Seller’s Additional Representations. The Seller further represents to the Purchaser that: (a) it has, and on the Closing Date will have, good and marketable title to the Interest, free and clear of all Liens, equities and claims of any nature, and the Seller has full right, power and authority to sell, assign, transfer and deliver the Interest to the Purchaser; and, 2

(b) it has disclosed to the Purchaser all material facts relating to the Seller’s ownership of the Interest. No representation or warranty contained in this Agreement and no written information provided to the Purchaser by the Seller contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading. ARTICLE IV CONDITIONS PRECEDENT All obligations of each party under this Agreement are subject to the fulfillment by the other party, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the first party in writing: (a) Each party’s representations and warranties contained in this Agreement shall be true and correct on and as of the Closing Date as if such representations and warranties were made on and as of such date; and (b) Each party shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such party on or prior to the Closing Date. ARTICLE V MISCELLANEOUS 5.1 Indemnity (a) Each party agrees to indemnify, defend and hold harmless the other party from and against any and all losses, liabilities, damages, deficiencies, costs or expenses, including attorney fees, disbursements or other charges, based upon, arising out of, or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or undertaking of the first party contained in this Agreement, provided that the liability of a party for indemnification under this Agreement shall not exceed the other party’s actual damages 5.2 Entire Agreement This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof. 5.3 No Waiver Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth 3 in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative. No failure on the part of the Seller or the Purchaser to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. 5.4 Binding Agreement This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the Seller and the Purchaser. It is not the intention of the parties to confer third party beneficiary rights upon any other Person. 5.5 Assignment No party to this Agreement may assign any of such party’s rights under this Agreement without the prior written consent of the other party hereto. 5.6 Expenses Each party to this Agreement shall pay such party’s own expenses and costs incidental to the purchase and sale of the Interest. 5.7 Notice All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by email delivered to the other party at the email address provided below in the section titled “Address for Notices”. 5.8 Counterparts This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Executed signature pages hereto may be delivered by fax or email transmission. 5.9 Amendment No provision of this Agreement shall be waived, amended or modified except by an instrument in writing duly executed by the Seller and the Purchaser. 4

5.10 Applicable Law This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nebraska, without giving effect to any conflicts of laws principles thereof which would result in the application of the laws of another jurisdiction. 5.11 Severability If any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby. [Remainder of Page Intentionally Left Blank] 5

IN WITNESS WHEREOF, the parties hereto have executed this Agreement for Sale of Interest in Aircraft as of the date first above written. SELLER: UNION FINANCIAL SERVICES, INC. BY: __________ ______________________ Michael S. Dunlap, President Address for Notices: Union Financial Services, Inc. Attn: Michael S. Dunlap 121 South 13th Street, Suite 100 Lincoln, Nebraska 68508 PURCHASER: NATIONAL EDUCATION LOAN NETWORK, INC. BY: ________________________________ William J. Munn, Secretary Address for Notices: National Education Loan Network, Inc. Attn: Terry J. Heimes 121 South 13th Street, Suite 100 Lincoln, Nebraska 68508 6